Exhibit 99.1


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement, dated as of March 25, 2002 (this "Agreement"), by and among Visual Networks, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, including its respective successors and assigns, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

         1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

         "Additional Closing Date" means any of the First Additional Closing Date, the Second Additional Closing Date and the Third Additional Closing Date.

         "Additional Warrants" means any of the First Additional Warrants, the Second Additional Warrants and the Third Additional Warrants.

         "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Maryland are authorized or required by law or other governmental action to close.

         "Certificate of Designations" means any of the First Certificate of Designations, the Second Certificate of Designations and the Third Certificate of Designations.

          "Closing" means the closing of the purchase and sale of the Debentures and the Initial Warrants, as contemplated by Section 2.1.

         "Closing Date" means the date of the Closing.

         "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the closing sales price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted; (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing sales price per share of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on a Trading Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent sales price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers with Holding Percentages of at least two-thirds of the Holding Percentages of all Purchasers and the Company.

         "Commission" means the Securities and Exchange Commission.

         "Common Shares" means the shares of Common Stock issuable upon conversion in full of the Debentures and: (x) if there occurs a First Additional Closing, Common Shares will also include the shares of Common Stock issuable upon conversion in full of the First Additional Shares, (y) if there occurs a Second Additional Closing, Common Shares will also include the shares of Common Stock issuable upon conversion in full of the Second Additional Shares and (z) if there occurs a Third Additional Closing, Common Shares will also include the shares of Common Stock issuable upon conversion in full of the Third Additional Shares.

         "Common Stock" means the common stock of the Company, $.01 par value per share, and any securities into which such shares may hereafter be reclassified.

         "Common Stock Equivalents" means any issuance by the Company or a Subsidiary of securities (including any rights, options, warrants or preferred stock) or debt that is convertible into, exchangeable for, or otherwise entitles the holder thereof to receive at any time, shares of Common Stock or securities that entitle the holder to receive, directly or indirectly, shares of Common Stock.

         "Company Counsel" means Piper Marbury Rudnick & Wolfe LLP.

         "Debentures" means $10,500,000 in aggregate principal amount of 5% Senior Secured Convertible Debentures due March 25, 2006 issued by the Company to the Purchasers hereunder, in the form of Exhibit A.

         "Effective Date" means the date that a Registration Statement is first declared effective by the Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "First Additional Closing" means a closing of the purchase and sale of First Additional Shares and First Additional Warrants, as contemplated by
Section 2.3(a).

         "First Additional Preferred" means a to be created series of 575 shares of Company's convertible preferred stock, $.01 par value per share, that will be governed by the First Certificate of Designations if the Purchasers exercise the option contemplated in Section 2.3(a).

         "First  Additional   Shares"  means  the  shares  of  First  Additional
Preferred issuable to the Purchasers on any First Additional Closing Date.

         "First Additional Warrants" means the common stock purchase warrants, in the form of Exhibit C attached hereto, issuable to the Purchasers on any First Additional Closing Date.

         "First   Certificate  of   Designations"   means  the   Certificate  of
Designations of the Rights, Preferences and Privileges of the First Additional Preferred, in the form of Exhibit B attached hereto.

         "Holdings Percentage" means, for each Purchaser, the percentage obtained by (x) dividing the investment amount of such Purchaser at the Closing by the aggregate investment of all Purchasers at the Closing and (y) multiplying by 100.

         "Initial Warrants" means the common stock purchase warrants issuable to the Purchasers at the Closing, in the form attached hereto as Exhibit C.


         "IP Security Agreement" means the Intellectual Property Security Agreement, dated as of the date of this Agreement, by and among the Company and the Purchasers, in the form of Exhibit G attached hereto.

         "Market Price" means $3.167 (as appropriately adjusted for any stock splits, stock dividends, stock combination or other similar transactions after the date hereof).

         "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         "Preferred Stock" means any of the First Additional Preferred, the Second Additional Preferred or the Third Additional Preferred.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.

         "Purchaser Counsel" means Robinson Silverman Pearce Aronsohn & Berman LLP.

         "Registration Statement" means one or more registration statements meeting the requirements of the Registration Rights Agreement and covering the resale of the applicable Underlying Shares by the Purchasers who shall be named "selling stockholders" thereunder.

         "Registration   Rights   Agreement"  means  the   Registration   Rights
Agreement, dated as of the date of this Agreement, by and among the Company and the Purchasers, in the form of Exhibit D attached hereto.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Second Additional Closing" means a closing of the purchase and sale of Second Additional Shares and Second Additional Warrants, as contemplated by
Section 2.4(a).

         "Second Additional Preferred" means a to be created series of 307 shares of Company's convertible preferred stock, $.01 par value per share, that will be governed by the Second Certificate of Designations if the Purchasers exercise the option contemplated in Section 2.4(a).

         "Second Additional Shares" means the shares of Second Additional Preferred issuable to the Purchasers on any Second Additional Closing Date.

         "Second Additional Warrants" means the common stock purchase warrants, in the form of Exhibit C attached hereto, issuable to the Purchasers on any Second Additional Closing Date.

         "Second   Certificate  of   Designations"   means  the  Certificate  of
Designations of the Rights, Preferences and Privileges of the Second Additional Preferred in the form of Exhibit B.

          "Securities" means the Debentures, the Initial Warrants and the Underlying Shares issuable upon conversion and exercise of the Debentures and Initial Warrants, and: (x) if there occurs a First Additional Closing, Securities will also include the First Additional Shares, the First Additional Warrants and the Underlying Shares issuable upon conversion and exercise of the First Additional Shares and First Additional Warrants, (y) if there occurs a Second Additional Closing, Securities will also include the Second Additional Shares, the Second Additional Warrants and the Underlying Shares issuable upon conversion and exercise of the Second Additional Shares and Second Additional Warrants and (z) if there occurs a Third Additional Closing, Securities will also include the Third Additional Shares, the Third Additional Warrants and the Underlying Shares issuable upon conversion and exercise of the Third Additional Shares and Third Additional Warrants.

         "Security Agreement" means the Security Agreement, dated as of the date of this Agreement, by and among the Company and the Purchasers, in the form of Exhibit F attached hereto.

         "Strategic Transaction" means a transaction or relationship in which the Company issues shares of Common Stock to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          "Subsidiary" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest that is required to be listed in Schedule 3.1(a).

         "Third Additional Closing" means a closing of the purchase and sale of Third Additional Shares and Third Additional Warrants, as contemplated by
Section 2.5(a).

         "Third Additional Preferred" means a to be created series of 170 shares of Company's convertible preferred stock, $.01 par value per share, that will be governed by the Third Certificate of Designations if the Purchasers exercise the option contemplated in Section 2.5(a).

         "Third  Additional   Shares"  means  the  shares  of  Third  Additional
Preferred issuable to the Purchasers on any Third Additional Closing Date.

         "Third Additional Warrants" means the common stock purchase warrants, in the form of Exhibit C attached hereto, issuable to the Purchasers on any Third Additional Closing Date.

         "Third Certificate of Designations" means the Certificate of Designations of the Rights, Preferences and Privileges of the Third Additional Preferred, which shall be identical to the form of the First Certificate of Designations in the form of Exhibit B.

          "Trading Day" means: (a) a day on which the shares of Common Stock are listed or quoted and traded on a Trading Market, or (b) Trading Market if the shares of Common Stock are not listed or quoted and traded on a Trading Market, any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Trading Market" means the Nasdaq National Market, New York Stock Exchange, the American Stock Exchange or the Nasdaq SmallCap Market.

         "Transfer Agent Instructions" means the Company's transfer agent instructions in the form of Exhibit E.

         "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Debentures, the Initial Warrants, the Transfer Agent Instructions, the Security Agreement, the IP Security Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder. If there occurs a First Additional Closing, "Transaction Documents" will also include the First Certificate of Designations and the First Additional Warrants. If there occurs a Second Additional Closing, "Transaction Documents" will also include the Second Certificate of Designations and the Second Additional Warrants. If there occurs a Third Additional Closing, "Transaction Documents" will also include the Third Certificate of Designations and the Third Additional Warrants.

         "Underlying Shares" means Common Shares and Warrant Shares.

         "Warrants" means the Initial Warrants, and (x) if there occurs a First Additional Closing, Warrants shall also include the First Additional Warrants,
(y) if there occurs a Second Additional Closing, Warrants shall also include the Second Additional Warrants and (z) if there occurs a Third Additional Closing, Warrants shall also include the Third Additional Warrants.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


                                   ARTICLE II.

                                PURCHASE AND SALE

         2.1 Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase from the Company the Debentures and the Initial Warrants. The closing of the purchase and the sale of the Debentures and the Initial Warrants shall take place at the offices of Purchaser Counsel, 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution of this Agreement or such other time or place as the parties shall agree.

         2.2 Closing Deliveries. At the Closing, (1) the Company shall deliver to each Purchaser: (i) a Debenture registered in the name of such Purchaser, for the aggregate principal amount indicated below such Purchaser's name on the signature page to this Agreement; (ii) an Initial Warrant, registered in the name of such Purchaser, pursuant to which the Purchaser shall have the right to acquire on the terms set forth therein the number of Warrant Shares set forth below such Purchaser's name on its signature page to this Agreement; (iii) the Transfer Agent Instructions, signed by the Company's transfer agent and counter-signed by the Company; (iv) a legal opinion of Company Counsel in agreed form, including a UCC opinion as to the perfection under applicable law of the security interest in the Collateral (as defined in the Security Agreement) after giving effect to the revised Article 9 of the Uniform Commercial Code; (v) the Security Agreement, executed by the Company; (vi) the IP Security Agreement, executed by the Company; (vii) evidence satisfactory to such Purchaser of the filing of executed UCC-1 financing statements in the name of such Purchaser pursuant to the Security Agreement, in a form reasonably satisfactory to such Purchaser; and (viii) the Registration Rights Agreement, executed by the Company; and (2) each Purchaser shall deliver to the Company (i) a copy of each of the Registration Rights Agreement, the Security Agreement, the IP Security Agreement and this Agreement, executed by such Purchaser and (ii) an amount equal to the aggregate investment amount indicated below such Purchaser's name on the signature page of this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

         2.3 First Additional Closing. (a) At any time between the Closing Date and May 6, 2002, each Purchaser shall have the right (but not the obligation), upon a written notice to the Company and the other Purchasers (the "First Additional Closing Notice"), to purchase a number of shares of First Additional Preferred equal to the quotient obtained by dividing (x) the product of such Purchaser's Holdings Percentage and $5,750,000 by (y) 10,000. The Company shall file the First Certificate of Designations with the Secretary of State of the State of Delaware within two Trading Days following the delivery of the initial First Additional Closing Notice.

                  (b) On the fifth Trading Day following the delivery of a First Additional Closing Notice (each, a "First Additional Closing Date"), (1) the Company shall deliver to each Purchaser participating in the applicable First Additional Closing (i) a stock certificate registered in the name of such Purchaser, representing the number of shares of First Additional Preferred equal to the quotient obtained by dividing such Purchaser's investment amount (as determined pursuant to Section 2.3(a)) in the First Additional Closing by 10,000, (ii) a First Additional Warrant, registered in the name of such Purchaser, pursuant to which the Purchaser shall have the right to acquire on the terms set forth therein a number of Warrant Shares equal to 25% of such Purchaser's investment amount under Section 2.3(a) divided by the Market Price,
(iii) a legal opinion of Company Counsel in agreed form, including a UCC opinion as to the continued perfection under applicable law of the security interest in the Collateral after giving effect to the revised Article 9 of the Uniform Commercial Code, and (iv) a certificate executed by the Chief Executive Officer of the Company, dated as of the First Additional Closing Date, attesting that the representations and warranties of the Company set forth herein are true and correct as of the First Additional Closing Date as though made at that time (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date) and that the Company has performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the First Additional Closing Date, and (2) the Purchaser participating in the First
Additional Closing shall deliver to the Company an amount equal to its investment amount under Section 2.3(a), in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

         2.4 Second Additional Closing. (a) At any time between the 181st day following the Closing Date and the 451st day following the Closing Date, each Purchaser whose principal amount outstanding under its Debentures has not been fully prepaid pursuant to Section 7 or Section 8 of the Debentures, shall have the right (but not the obligation), upon a written notice to the Company and the other Purchasers (the "Second Additional Closing Notice"), to purchase a number of shares of Second Additional Preferred equal to the quotient obtained by the quotient obtained by dividing (x) the product of such Purchaser's Holdings Percentage and $3,070,000 by (y) 10,000. The Company shall file the Second Certificate of Designations with the Secretary of State of the State of Delaware within two Trading Days following the delivery of the Second Additional Closing Notice.

                  (b) On the fifth Trading Day following the delivery of a Second Additional Closing Notice (each, a " Second Additional Closing Date"),
(1) the Company shall deliver to each Purchaser participating in the applicable Second Additional Closing (i) a stock certificate registered in the name of such Purchaser, representing the number of shares of Second Additional Preferred equal to the quotient obtained by dividing such Purchaser's investment amount (as determined pursuant to Section 2.4(a)) in the Second Additional Closing by 10,000, (ii) a Second Additional Warrant, registered in the name of such Purchaser, pursuant to which the Purchaser shall have the right to acquire on the terms set forth therein a number of Warrant Shares equal to 25% of such Purchaser's investment amount under Section 2.4(a) divided by the Market Price,
(iii) a legal opinion of Company Counsel in agreed form, including a UCC opinion as to the continued perfection under applicable law of the security interest in the Collateral after giving effect to the revised Article 9 of the Uniform Commercial Code, and (iv) a certificate executed by the Chief Executive Officer of the Company, dated as of the Second Additional Closing Date, attesting that the representations and warranties of the Company set forth herein are true and correct as of the Second Additional Closing Date as though made at that time (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date) and that the Company has performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Second Additional Closing Date, and (2) the Purchaser participating in the Second
Additional Closing shall deliver to the Company an amount equal to its investment amount under Section 2.4(a), in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

         2.5 Third Additional Closing. (a) At any time between the 181st day following the Closing Date and the 451st day following the First Closing Date, each Purchaser who purchased First Additional Shares at the First Additional Closing and whose First Additional Shares have not been fully redeemed pursuant to Section 7 or Section 8 of the First Additional Certificate of Designations shall have the right (but not the obligation), upon a written notice to the Company and the other Purchasers (the "Third Additional Closing Notice"), to purchase a number of shares of Third Additional Preferred equal to the quotient obtained by dividing (x) the product of such Purchaser's Holdings Percentage and $1,700,000 by (y) 10,000. The Company shall file the Third Certificate of Designations with the Secretary of State of the State of Delaware within two Trading Days following the delivery of the initial Third Additional Closing Notice.

                  (b) On the fifth Trading Day following the delivery of a Third Additional Closing Notice (each, a "Third Additional Closing Date"), (1) the Company shall deliver to each Purchaser participating in the applicable Third Additional Closing (i) a stock certificate registered in the name of such Purchaser, representing the number of shares of Third Additional Preferred equal to the quotient obtained by dividing such Purchaser's investment amount (as determined pursuant to Section 2.5(a)) in the Third Additional Closing by 10,000, (ii) a Third Additional Warrant, registered in the name of such Purchaser, pursuant to which the Purchaser shall have the right to acquire on the terms set forth therein a number of Warrant Shares equal to 25% of such Purchaser's investment amount under Section 2.5(a) divided by the Market Price,
(iii) a legal opinion of Company Counsel in agreed form, including a UCC opinion as to the continued perfection under applicable law of the security interest in the Collateral after giving effect to the revised Article 9 of the Uniform Commercial Code, and (iv) a certificate executed by the Chief Executive Officer of the Company, dated as of the Third Additional Closing Date, attesting that the representations and warranties of the Company set forth herein are true and correct as of the Third Additional Closing Date as though made at that time (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date) and that the Company has performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Third Additional Closing Date, and (2) the Purchaser participating in the Third
Additional Closing shall deliver to the Company an amount equal to its investment amount under Section 2.5(a), in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers which shall be true and correct as of the Closing Date and each Additional Closing Date (if any):

                  (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in
Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction
Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, its Board of Directors or its stockholders (except to the extent that stockholder approval may be required pursuant to the rules of the Nasdaq National Market for the issuance of the Underlying Shares equal to or greater than 20% of the number of shares of Common Stock outstanding immediately prior to the Closing Date (the "Nasdaq Stockholder Approval Rule")) and no further action is required by the Company. Each Transaction Document has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including the filing of any Certificate of Designations, do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings,  Consents and  Approvals.  Except as set forth on
Schedule 3.1(e), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of a Certificate of Designations (if applicable) with the Secretary of State of the State of Delaware, (ii) the filing with the Commission of a Registration Statement, (iii) the application with the Trading Market on which the Common Stock is listed or quoted for the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) applicable Blue Sky filings, (v) approval of the stockholders pursuant to the Nasdaq Stockholder Approval Rule (if applicable), and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Debentures, the First Certificate of Designations (if any), the Second Certificate of Designations (if any), the Third Certificate of Designations (if any) and the Warrants.

                  (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
Schedule 3.1(g). No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Closing Date and each Additional Closing Date (if any) (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the

SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments and the absence of footnotes.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports and on Schedule 3.1(i) hereto: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than: (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock incentive plans and employee stock purchase plan. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j) Litigation. Except as set forth in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which:
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001, neither the Company nor any Subsidiary, nor any officer thereof, is or has been, nor any director thereof is or has been for the last three years, the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth on Schedule 3.1.(j), there has not been, and, to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director that was a director of the Company at any time during the last three years or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign (to the knowledge of the Company), federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (l) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have, or reasonably be expected to result in, a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person which if determined adversely to the Company would, individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (m) Transactions With Affiliates and Employees. Except as set forth in SEC Reports and in Schedule 3.1(m), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (n) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (o) Solvency. Based on the financial condition of the Company as of the Closing Date and each of the Additional Closing Dates (if any): (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (p) Certain Fees. Except for fees or commissions payable by the Company to Banc of America Securities LLC, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

     (q) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer, issuance and sale of the Securities by the Company to the Purchasers as contemplated hereby.

                  (r) Form S-3 Eligibility. The Company is eligible to register the resale of shares of Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (s) Listing and Maintenance Requirements. The Company has not, in the two years preceding the Closing Date and each Additional Closing Date (if any), received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market on which the

Common Stock is listed or quoted for trading on the Closing Date (subject to the obtainment of the Nasdaq Stockholder Approval Rule (if applicable)), the Company may issue and deliver to the Purchasers the maximum number of shares of Common
Stock contemplated by this Agreement, including by reason of the issuance of shares of Common Stock upon conversion in full of the Debentures and the Preferred Stock (if any) and the issuance of the Warrant Shares upon exercise in full of the Warrants.

                  (t) Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including "piggy back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

     (u) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (v) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (w) Seniority. Except as set forth in Schedule 3.1(w), as of the date of this Agreement, no indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                  (x) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All representations and warranties of the Company set forth in this Agreement, including the Schedules to this Agreement, and the other Transaction Documents are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, makes the following representations and warranties to the Company which shall be true and correct as of the Closing Date and, if such Purchaser shall acquire Preferred Stock, each applicable Additional Closing Date:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of its Securities pursuant to the terms hereof has been duly authorized by all necessary corporate action on the part of such Purchaser. Each of Transaction Document to which such Purchaser is a party has been duly executed by such Purchaser, and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the Closing and the applicable Additional Closing Dates (if any), and on each date on which it converts its Debentures or Preferred Stock (if any) and exercises its Warrants, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon, the accuracy and truthfulness of the foregoing representations and such Purchaser hereby consents to such reliance.

         The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                                   ARTICLE IV.

                         OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser who is an "accredited investor" as defined in Rule 501(a) under the Securities Act or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement, and, if such transfer is of all or a portion of the Debentures, Preferred Stock (if any) or Warrants held by such Purchaser, as a holder of such Debentures, Preferred Stock (if any) or Warrants, as the case may be.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on the certificates evidencing the Securities:

            [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE][EXERCISABLE]] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement covering the resale of such Underlying Shares is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on each Effective Date. If all or any portion of the Debentures, Preferred Stock (if any) or Warrants are converted or exercised (as the case may be) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, such Underlying Shares shall be issued free of any legends. The Company agrees that following each Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Underlying Shares that is free from any legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its conversion and exercise obligations under the Debentures, Preferred Stock (if any) and the Warrants (upon payment of the applicable exercise price) are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Closing Date and each Additional Closing Date (if any) pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Underlying Shares under Rule 144.

4.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market on which the Common Stock is then listed or quoted, if such integration would result in a violation of any such rule or regulation.

4.5 Increase in Authorized Shares. If on any date the Company would be, if notice of exercise or conversion were to be delivered on such date, precluded from issuing the number of Underlying Shares, as the case may be, issuable upon exercise in full of all of the Warrants and issuable upon conversion in full of the Debentures or Preferred Stock (if any) due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance of the Underlying Shares. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

4.6 Registration Statements. From the Closing Date through and including the Effective Date of the Registration Statement covering the resale of the Underlying Shares issuable upon conversion of the Debentures and exercise of the Initial Warrants, the Company will not file a registration statement (other than on a Form S-8 and pursuant to the Registration Rights Agreement) with the Commission with respect to any securities of the Company.

4.7 Securities Laws Disclosure; Publicity. The Company shall, promptly but in any event no later than the first Business Day after the Closing Date and each Additional Closing Date, issue a press release or file a Current Report on Form 8-K reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market on which the Common Stock is then listed or quoted, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or such Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

4.8 Indemnification of Purchasers. The Company shall indemnify and hold harmless each Purchaser and its directors, officers, stockholders, partners, employees and agents (each, a "Purchaser Party") from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and solely arising out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The Company and the Purchaser Party may not, without the prior written consent of the other, agree to any settlement of any claim or action with respect to which the Company is required to indemnify the Purchaser Party pursuant to this Section 4.8. The conduct of any proceedings for which indemnification is available hereunder shall be governed by Section 5(c) of the Registration Rights Agreement.

4.9 Shareholders Rights Plan. Provided that a Purchaser does not otherwise beneficially own shares of Common Stock that, together with the shares of Common Stock issuable to it under the Transaction Documents, would cause such Purchaser to be an "acquiring person," no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, solely by virtue of acquiring Underlying Shares under the Transaction Documents.

4.10 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.11 Use of Proceeds. Except as otherwise set forth in Schedule 4.11, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity equivalent securities, to settle any outstanding litigation or to extend any loans to its Affiliates (other than any of its Subsidiaries) or senior management.

4.12 Subsequent Placements. (a) From the Closing Date until the 540th day following the Closing Date, if the Company, directly or indirectly, plans to offer, sell, grant any option to purchase, or otherwise dispose of (or announces any offer, sale, grant or any option to purchase or other disposition of) any of its Common Stock or any Common Stock Equivalents (a "Subsequent Placement"), then the Company shall provide to each of the Purchasers a written notice which shall include a term sheet of the material terms thereof (the "Subsequent Placement Notice"), not less than 10 calendar days prior to the intended date of consummation of such Subsequent Placement, of its intention to effect such Subsequent Placement. If on the date of receipt by the Purchasers of the Subsequent Placement Notice (the "Subsequent Placement Notice Date"), the Closing Price is greater than the Market Price, each Purchaser shall have the right to participate on a pro-rata basis in the Subsequent Placement for an investment amount equal to the greater of (i) 21% of the aggregate purchase price of the securities offered in the Subsequent Placement multiplied by such Purchaser's Holdings Percentage and (ii) $5,000,000 multiplied by such Purchaser's Holdings Percentage. If on the Subsequent Placement Notice Date, the Closing Price is equal to or lower than the Market Price, each Purchaser shall have the right to participate for an investment amount equal to the greater of
(i) 50% of the aggregate purchase price of the securities offered in the Subsequent Placement multiplied by such Purchasers' Holdings Percentage and (ii) $5,000,000 multiplied by such Purchaser's Holdings Percentage. Purchasers electing to participate in a Subsequent Placement under this Section 4.12(a) shall notify the Company not later than the tenth calendar day following the Subsequent Placement Notice Date. If the Purchasers shall fail to so notify the Company of their willingness to participate in the Subsequent Placement, the Company may effect such Subsequent Placement on the terms and to the Persons set forth in the Subsequent Placement Notice, provided, that the Company must provide the Purchasers with a second Subsequent Placement Notice and the Purchasers will again have the right of first refusal set forth above in this
Section 4.12(a), if the Subsequent Placement subject to the initial Subsequent Placement Notice is not consummated for any reason on the terms set forth in such Subsequent Placement Notice within 45 days after the Subsequent Placement Notice Date with the Person identified in the Subsequent Placement Notice. (b) The Purchasers right to participate in a Subsequent Placement under Section 4.12(a) shall not apply to: (i) any issuance of Common Stock or Common Stock Equivalents in connection with the acquisition by the Company of all or substantially all of the securities or assets of another entity, (ii) a bona fide underwritten public offering of the Common Stock with gross proceeds to the Company in excess of $30,000,000 (which shall not include equity lines of credit or similar transactions), (iii) any grant of options or Common Stock to employees, officers or directors or bona fide consultants of the Company pursuant to any stock option incentive plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (iv) any Common Stock sold under the Company's employee stock purchase plan, (v) any payment of dividends on the Preferred Stock or interest on the Debentures in shares of Common Stock or (vi) the issuance of shares of Common Stock in connection with a Strategic Transaction.

         4.13 Restrictions on Sale of Securities. Each Purchaser agrees that following the Closing Date and for so long as such Purchaser holds Debentures or Preferred Stock (if any), it will not enter into any Short Sales. For purposes of this Section, a "Short Sale" by a Purchaser means to sell, contract to sell, grant any option to purchase, or make any short sale of Common Stock, establish a "put equivalent position" (as such term is defined in Rule 16a-1(h) under the Exchange Act) or engage in any transaction the result of which will involve any of the foregoing, at a time when such Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by a Purchaser on any date of computation, all Common Stock owned by such Purchaser and all Underlying Shares issuable upon exercise in full of the Initial Warrants and the Additional Warrants and conversion in full of the Debentures and Preferred Stock, in each case, issued or potentially issuable to such Purchaser pursuant to the Transaction Documents, and all shares of Common Stock issuable under exercise of any call option or "call equivalent position" (as defined in Rule 16a-1(b) under the Exchange Act) held by such Purchaser (assuming that such call position was then fully convertible or exercisable, notwithstanding any provision to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

         4.14 Corporate Existence. So long as any Purchaser beneficially owns any Debentures, Preferred Stock or Warrants or has the right to purchase any Preferred Stock or Additional Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction: (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

        4.15 Termination of Existing Financing Statements. It shall be a material obligation for the Company to, as soon as possible and, in any event, no later than April 9, 2002, file or cause to be filed termination statements under the Uniform Commercial Code or any other applicable statute of the applicable jurisdictions in order to effectuate the release and discharge of any and all financing statements, amendments or similar statements filed to perfect a previously existing security interest against property of the Company or its Subsidiaries (including, without limitation, those described in Schedule B attached hereto), such that the only financing statements against property of the Company permitted to exist on the Closing Date shall be any financing statements filed pursuant to Schedule 3.1(w) and the financing statements to be filed pursuant to the Security Agreement and the IP Security Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers an aggregate of $50,000 for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, the Purchasers may retain their pro-rata portion of such amount at the Closing instead of delivering such amount at Closing or require the Company to pay such aggregate amount directly to Purchaser Counsel. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing and each Additional Closing Date (if any), and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:         Visual Networks, Inc.
                                    2092 Gaither Road
                                    Rockville, Maryland 20850
                                    Fax No.: (301) 296-2308
                                    Attn: Chief Financial Officer

         With a copy to:   Piper Marbury Rudnick & Wolfe LLP
                                    1775 Wiehle Avenue, Suite 400
                                    Reston, VA 20190
                                    Fax No.: (703) 773-5000
                                    Attn: Nancy A. Spangler, Esq.


         If to a Purchaser: To the address set forth under such Purchaser's name on the signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers with Holding Percentages of at least 2/3 of the Holding Percentages of all Purchasers and the Company or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement and the registration Rights
Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and each Additional Closing Date (if any).

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                    VISUAL NETWORKS, INC.


                    By: /S/ John Saunders
                    Name:  John Saunders
                    Title: Chief Financial Officer


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOWS

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                    PINE RIDGE FINANCIAL, INC.

                    By:/S/ Kenneth L. Henderson
                           Kenneth L. Henderson
                           Attorney-in-fact








                          Investment Amount: $3,000,000


                    Number of Initial Warrant Shares: 236,817


                     Address for Notice:

                     c/o Cavallo Capital Corp.
                     660 Madison Avenue, 18th Floor
                     New York, NY 10022
                     Facsimile No.: (212) 651-9010
                     Attn.: Avi Vigder and Eldad Gal

        With a copy to:

                     Robinson Silverman Pearce Aronsohn
                      & Berman LLP
                     1290 Avenue of the Americas
                     New York, NY 10104
                     Facsimile No.: (212) 541-4630 and (212) 541-1432
                     Attn: Eric L. Cohen, Esq.

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                    SMITHFIELD FIDUCIARY LLC

                    By: /S/ Ari Storch
                    Name:   Ari Storch
                    Title:  Authorized Signatory



                          Investment Amount: $4,000,000


                    Number of Initial Warrant Shares: 315,756



                     Address for Notice:

                     c/o Highbridge Capital Management, LLC
                     9 West 57th Street, 27th Floor
                     New York, NY 10019
                     Facsimile No.: (212) 751-0755
                     Attn.: Ari J. Storch and Adam J. Chill

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                    SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

                    By: /S/ David Greenhouse
                    Name:  David Greenhouse
                    Title:   Managing Director

                          Investment Amount: $1,550,000


                    Number of Initial Warrant Shares: 122,356


                    Address for Notice:

                    Special Situations Funds
                    153 E. 53rd Street, 55th Floor
                    New York, NY 10022
                    Attn: Steven R. Becker
                    Facsimile No.: (212) 207-6515


          With Copy to:

                    Lowenstein Sandler PC
                    65 Livingston Avenue
                    Roseland, NJ 07068
                    Facsimile No.(973) 597-2383
                    Attn.: John D. Hogoboom, Esq.

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                    SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

                    By:  /S/ David Greenhouse
                    Name:   David Greenhouse
                    Title:  Managing Director



                           Investment Amount: $450,000


                    Number of Initial Warrant Shares: 35,523


                    Address for Notice:

                    Special Situations Funds
                    153 E. 53rd Street, 55th Floor
                    New York, NY 10022
                    Attn:  Steven R. Becker
                    Facsimile No.: (212) 207-6515

          With Copy to:

                    Lowenstein Sandler PC
                    65 Livingston Avenue
                    Roseland, NJ 07068
                    Facsimile No.(973) 597-2383
                    Attn.: John D. Hogoboom, Esq.

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                    PEQUOT SCOUT FUND, L.P.

                    By:   /S/ Steve Pakutka
                    Name:  Steve Pakutka
                    Title: Senior Vice President
                           Pequot Capital Management, Inc.
                              Its Investment Manager


                          Investment Amount: $1,000,000


                    Number of Initial Warrant Shares: 78,939


                     Address for Notice:

                     c/o Pequot Capital Management, Inc.
                     500 Nyala Farm Road
                     Westport, CT  06880

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                    PEQUOT NAVIGATOR OFFSHORE, INC.

                    By: /S/ Steve Pakutka
                    Name:   Steve Pakutka
                    Title: Senior Vice President
                           Pequot Capital Management, Inc.
                            Its Investment Manager

                           Investment Amount: $500,000


                    Number of Initial Warrant Shares: 39,470


                     Address for Notice:

                     c/o Pequot Capital Management, Inc.
                     500 Nyala Farm Road
                     Westport, CT  06880